TRADITIONAL GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB)
                                   ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached and is effective as of the date specified on the Contract Schedule. In the case of a conflict with any Contract provision, the provisions of this Endorsement will control. This Endorsement is irrevocable. You can only terminate this Endorsement as indicated below.

FIXED ACCOUNT (AMENDED-IF APPLICABLE)
If you select the Traditional GPWB the Fixed Account is not available. If you select the Traditional GPWB you must allocate your entire Contract Value to the Investment Options available under the Variable Account.

THE FOLLOWING DEFINITIONS HAVE BEEN ADDED TO THE DEFINITIONS SECTION OF THE CONTRACT.

BUSINESS DAY: Each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. We are open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

GPWB VALUE: The value used to determine the amount of the guaranteed withdrawal payments provided by the GPWB.

THE FOLLOWING HEREBY AMENDS AND SUPPLEMENTS THE ANNUITY PROVISIONS SECTION OF THE CONTRACT.

GPWB
The Traditional GPWB provides a guaranteed income benefit that you can elect to receive during the Accumulation Phase. The annual GPWB payment is a partial withdrawal. Withdrawal charges will not apply to the GPWB payment. However, any applicable withdrawal charges will apply to any additional partial withdrawals you make in addition to the GPWB payment you receive each Contract Year.

You can only exercise the Traditional GPWB within 30 days following a Contract Anniversary beginning with the 10th Contract Anniversary. You cannot exercise the Traditional GPWB before the 10th Contract Anniversary.

IF YOU EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB), YOUR GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) AND GUARANTEED MINIMUM DEATH BENEFIT (GMDB) WILL CANCEL.

In order to begin receiving GPWB payments you must submit a GPWB payment election form to our Service Center. GPWB payments will not begin until our Service Center receives this form. Once our Service Center receives the GPWB payment election form, we will automatically begin to make annual payments to you of your chosen GPWB Value percentage. You can elect to receive up to 10% of the GPWB Value. Once you choose the percentage of the GPWB Value you want to receive, you cannot change it.

Once you exercise your GPWB, we will make annual GPWB payments to you on the 30th day after your Contract Anniversary unless that day is not a Business Day. If the 30th day after your Contract Anniversary is not a Business Day, we will make payment to you on the next Business Day. We will continue to make GPWB payments to you until the GPWB Value is exhausted, or you elect to stop receiving GPWB payments and instead receive:

S40501                           1                                           NY

     a) A lump-sum payment of any remaining Adjusted Contract Value less any applicable withdrawal charges (you can make this election any time); or
     b) Annuity Payments based on your remaining GMIB Value (you can only make this election within 30 days after a Contract Anniversary and before we make the next GPWB payment), or
     c) Annuity Payments based on your remaining Adjusted Contract Value (you can make this election any time).

Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts. We will deduct the GPWB payment from the Contract Value in each of the Investment Options proportionately.

AFTER THE DATE YOU EXERCISE THE TRADITIONAL GPWB:
1.   WE WILL NOT ACCEPT ANY ADDITIONAL PURCHASE PAYMENTS;
2.   THE PARTIAL WITHDRAWAL PRIVILEGE WILL NO LONGER APPLY; AND
3. THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:
     a)   EACH GPWB PAYMENT WE MAKE, AND
     b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

GPWB VALUE
If the Traditional GPWB Endorsement effective date is the same as the Contract Issue Date then the GPWB Value before the date of death or the date you exercise the GPWB, is equal to:
     a)   total Purchase Payments (not including any applicable bonus), and
     b) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make.

If the Traditional GPWB Endorsement effective date is later than the Contract Issue Date then the GPWB Value before the date of death or the date you exercise the GPWB is equal to:
     a)   the Contract Value on the Endorsement effective date;
     b) plus total Purchase Payments (not including any applicable bonus) made since the Endorsement effective date; and
     c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made since the Endorsement effective date.

AFTER THE DATE YOU EXERCISE THE TRADITIONAL GPWB, THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:
     a)   EACH GPWB PAYMENT WE MAKE, AND
     b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

The term "withdrawal charge" is also used to mean Contingent Deferred Sales Charges, where applicable and "withdrawals" is also used to mean surrenders, where applicable.

If you own this Contract with another Joint Owner, we will use the Age of the older Contract Owner to determine the GPWB Value. If a non-individual owns the Contract, then "Contract Owner" or "you" shall mean the Annuitant and we will use the Annuitant's Age to determine the GPWB Value.

CONDITIONS FOR TERMINATION OF THE TRADITIONAL GPWB
This Endorsement will only terminate upon the earliest of:

S40501                           2                                           NY

     a)   the termination of the Contract;
     b) the Income Date (which is the date you begin receiving Annuity Payments based on your GMIB Value or your Contract Value);
     c)   the GPWB Value is zero or less; or
     d) The death of the Contract Owner unless the spouse continues the Contract as the new owner.

If your remaining Contract Value is less than $2,000 at the time of the last GPWB payment we will pay you this amount (less any applicable Premium Tax and withdrawal charge) and your Contract will terminate. However, If your remaining Contract Value is at least $2,000 you can instead elect to:
     a)   continue your Contract, or
     b)   Receive  Annuity  Payments based on your remaining  Adjusted  Contract
          Value.

 We will send you notice at least 30 days before the last GPWB payment date to ask for your instructions. If we do not receive any instructions by the date we make the last GPWB payment, we will continue your Contract if your remaining
 Contract Value is at least $2,000; otherwise we will pay you the remaining Adjusted Contract Value (less any applicable withdrawal charge) in a lump-sum.

TRADITIONAL GPWB CHARGE
The charge for this benefit is included in the mortality and expense risk charge shown in the Contract Schedule.

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

       /s/ Suzanne J. Pepin                   /s/ Charles Kavitsky
           Suzanne J. Pepin                       Charles Kavitsky
   Senior Vice President, Secretary    Chairman of the Board, CEO and President
      and Chief Legal Officer

S40501                           3                                           NY

 APPENDIX TO THE TRADITIONAL GUARANTEED PARTIAL WITHDRAWAL BENEFIT
                               (GPWB) ENDORSEMENT

                      TRADITIONAL GPWB ENDORSEMENT EXAMPLE

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $160,000. You take no other partial withdrawals.

3)   The Contract Value on the tenth Contract Anniversary is $140,000.

GPWB VALUE AS OF THE TENTH CONTRACT ANNIVERSARY On the tenth Contract Anniversary, the GPWB value is equal to:

 Total Purchase Payments:                                               $100,000
 Reduced proportionately by the percentage of Contract Value
     withdrawn:   ($20,000 / $160,000) = 0.125 x $100,000 =            -  12,500
 Traditional GMIB value as of the tenth Contract Anniversary:           $ 87,500

If you exercise the GPWB, you will receive guaranteed annual payments in the form of partial withdrawals of up to 10% of your GPWB Value. Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts by the percentage of the Contract Value you withdraw (including any withdrawal charge) for each withdrawal you make.

Once you exercise the GPWB you may elect to stop receiving GPWB payments and instead receive:
     a) A lump-sum payment of any remaining Adjusted Contract Value (less any applicable withdrawal charge), or
     b)   Annuity Payments based on your remaining GMIB Value, or
     c) Annuity Payments based on your remaining Adjusted Contract Value under a fixed and/or variable Annuity Option.

You can elect to switch from GPWB payments to Annuity Payments based on your GMIB Value any time within 30 days after a Contract Anniversary and before we make a GPWB payment to you. You can elect to switch from GPWB payments to Annuity Payments based on your Adjusted Contract Value at any time.

S40501                           4                                           NY

        ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached and is effective as of the date specified on the Contract Schedule. In the case of a conflict with any Contract provision, the provisions of this Endorsement will control. This Endorsement is irrevocable. You can only terminate this Endorsement as indicated below.

FIXED ACCOUNT (AMENDED-IF APPLICABLE)
If you select this Enhanced GPWB the Fixed Account is not available. If you select this Enhanced GPWB you must allocate your entire Contract Value to the Investment Options available under the Variable Account.

THE FOLLOWING DEFINITIONS HAVE BEEN ADDED TO THE DEFINITIONS SECTION OF THE CONTRACT.

BUSINESS DAY: Each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. We are open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

GPWB VALUE: The value used to determine the amount of the guaranteed withdrawal payments provided by the GPWB.

THE FOLLOWING HEREBY AMENDS AND SUPPLEMENTS THE ANNUITY PROVISIONS SECTION OF THE CONTRACT.

GPWB
This Enhanced GPWB provides a guaranteed income benefit that you can elect to receive during the Accumulation Phase. The annual GPWB payment is a partial withdrawal. Withdrawal charges will not apply to the GPWB payment. However, any applicable withdrawal charges will apply to any additional partial withdrawals you make in addition to the GPWB payment you receive each Contract Year.

You can only exercise this Enhanced GPWB within 30 days following a Contract Anniversary beginning with the 10th Contract Anniversary. You cannot exercise this Enhanced GPWB before the 10th Contract Anniversary. You cannot exercise this Enhanced GPWB if you have already elected another GPWB.

IF YOU EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB), YOUR GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) AND GUARANTEED MINIMUM DEATH BENEFIT (GMDB) WILL CANCEL.

In order to begin receiving GPWB payments you must submit a GPWB payment election form to our Service Center. GPWB payments will not begin until our Service Center receives this form. Once our Service Center receives the GPWB payment election form, we will automatically begin to make annual payments to you of your chosen GPWB Value percentage. You can elect to receive up to 10% of the GPWB Value. Once you choose the percentage of the GPWB Value you want to receive, you cannot change it.

Once you exercise your GPWB, we will make annual GPWB payments to you on the 30th day after your Contract Anniversary unless that day is not a Business Day. If the 30th day after your Contract Anniversary is not a Business Day, we will make payment to you on the next Business Day. We will continue to make GPWB payments to you until the GPWB Value is exhausted, or you elect to stop receiving GPWB payments and instead receive:

S40502                              1                                         NY

     a) A lump-sum payment of any remaining Adjusted Contract Value less any applicable withdrawal charges (you can make this election any time); or
     b) Annuity Payments based on your remaining GMIB Value (you can only make this election within 30 days after a Contract Anniversary and before we make the next GPWB payment), or
     c) Annuity Payments based on your remaining Adjusted Contract Value (you can make this election any time).

Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts. We will deduct the GPWB payment from the Contract Value in each of the Investment Options proportionately.

AFTER THE DATE YOU EXERCISE THIS ENHANCED GPWB:
1.   WE WILL NOT ACCEPT ANY ADDITIONAL PURCHASE PAYMENTS;
2.   THE PARTIAL WITHDRAWAL PRIVILEGE WILL NO LONGER APPLY; AND
3. THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:
     a)   EACH GPWB PAYMENT WE MAKE, AND
     b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

GPWB VALUE
The GPWB Value before the date of death or the date you exercise this Enhanced GPWB is equal to the greater of the Annual Increase Amount or the Maximum Anniversary Values. The amounts are calculated as follows.

A. THE ANNUAL INCREASE AMOUNT
If the Endorsement effective date is the same as the Contract Issue Date, then we initially set the Annual Increase Amount equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

If the Endorsement effective date is later than the Contract Issue Date, then we initially set the Annual Increase Amount equal to your Contract Value on the Endorsement effective date.

On each Business Day other than a Contract Anniversary, the Annual Increase Amount is equal to:
     a)   its value on the immediately preceding Business Day,
     b) plus any additional Purchase Payments (not including any bonus) received that day, and
     c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day.

On every Contract Anniversary prior to your 81st birthday, the Annual Increase Amount is equal to:

     a) its value on the immediately preceding Business Day increased by a multiple of 1.03,
     b) plus any additional Purchase Payments (not including any bonus) received that day, and
     c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day.

Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate the Annual Increase Amount in the same way that we do on any Business Day other than a Contract Anniversary.

S40502                              2                                         NY

We limit the Annual Increase Amount to a maximum of:

     a) 1.5 times your total Purchase Payments (not including any applicable bonus);
     b) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made.

B. MAXIMUM ANNIVERSARY VALUE (MAV)
If the Endorsement effective date is the same as the Contract Issue Date, then we initially set the MAV equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

If the Endorsement effective date is later than the Contract Issue Date, then we initially set the MAV equal to your Contract Value on the Endorsement effective date.

On each Business Day other than a Contract Anniversary,  the MAV is equal to:
     a)   its value on the immediately preceding Business Day,
     b) plus any additional Purchase Payments (not including any bonus) received that day, and
     c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day.

On every Contract Anniversary prior to your 81st birthday, the MAV is equal to:
     a)   the highest Contract Value that occurred on any Contract Anniversary,
     b) plus subsequent additional Purchase Payments (not including any bonus) you made since that Contract Anniversary, and
     c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made since that Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate the MAV in the same way that we do on any Business Day other than a Contract Anniversary.

AFTER THE DATE YOU EXERCISE THIS ENHANCED GPWB, THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:

     a)   EACH GPWB PAYMENT WE MAKE, AND
     b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

The term "withdrawal charge" is also used to mean Contingent Deferred Sales Charges, where applicable and "withdrawals" is also used to mean surrenders, where applicable.

If you own this Contract with another Joint Owner, we will use the Age of the older Contract Owner to determine the GPWB Value. If a non-individual owns the Contract, then "Contract Owner" or "you" shall mean the Annuitant and we will use the Annuitant's Age to determine the GPWB Value.

CONDITIONS FOR TERMINATION OF THIS ENHANCED GPWB
This Endorsement will only terminate upon the earliest of:
     a)   the termination of the Contract;
     b) the Income Date (which is the date you begin receiving Annuity Payments based on your GMIB Value or your Contract Value);
     c)   the GPWB Value is zero or less; or
     d) The death of the Contract Owner unless the spouse continues the Contract as the new owner.

If your remaining Contract Value is less than $2,000 at the time of the last GPWB payment we will pay you this amount (less any applicable Premium Tax and withdrawal charge) and your Contract will terminate. However, If your remaining Contract Value is at least $2,000 you can instead elect to:

S40502                              3                                         NY

     a)   continue your Contract, or
     b)   Receive  Annuity  Payments based on your remaining  Adjusted  Contract
          Value.

 We will send you notice at least 30 days before the last GPWB payment date to ask for your instructions. If we do not receive any instructions by the date we make the last GPWB payment, we will continue your Contract if your remaining
 Contract Value is at least $2,000; otherwise we will pay you the remaining Adjusted Contract Value (less any applicable withdrawal charge) in a lump-sum.

ENHANCED GPWB CHARGE
The charge for this benefit is included in the mortality and expense risk charge shown in the Contract Schedule.

In all other respects the provisions, conditions, exceptions, and limitations contained in the Contract remain unchanged.

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

       /s/ Suzanne J. Pepin                   /s/ Charles Kavitsky
           Suzanne J. Pepin                       Charles Kavitsky
   Senior Vice President, Secretary    Chairman of the Board, CEO and President
      and Chief Legal Officer

S40502                              4                                         NY

      APPENDIX TO THE ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB)
                                   ENDORSEMENT

                        ENHANCED GPWB ENDORSEMENT EXAMPLE

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $180,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $160,000. You take no other partial withdrawals.

4)   The Contract Value on the tenth Contract Anniversary is $140,000.

5) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.

GPWB VALUE AS OF THE TENTH CONTRACT ANNIVERSARY On the tenth Contract Anniversary, the GPWB value is equal to:

     1) The Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 $109,272.70
               On the ninth Contract Anniversary the
                 Annual Increase Amount is                                                       $130,477.32
               Reduced proportionately by the percentage of Contract Value
                 withdrawn:   ($20,000 / $160,000) = 0.125 x $130,477.32 =                     -   16,309.66
                                                                                                 $114,167.65
               Increased by 3% on the tenth Contract Anniversary                                 X      1.03
                                                                                                 $117,592.68
               Verifying that the Annual  Increase  Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                              $150,000
                   Reduced proportionately by the percentage of Contract Value
                     withdrawn:   ($20,000 / $160,000) = 0.125 x $150,000 =                    -   18,750
                                                                                                 $131,250
     2) The MAV:
               The MAV on the ninth Contract Anniversary                                         $180,000
               Reduced proportionately by the percentage of Contract Value
                 withdrawn:   ($20,000 / $160,000) = 0.125 x $180,000 =                         -  22,500
                                                                                                 $157,500

Therefore, the Enhanced GPWB Value on the tenth Contract Anniversary is equal to
$157,500

If you exercise the GPWB, you will receive guaranteed annual payments in the form of partial withdrawals of up to 10% of your GPWB Value. Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts by the percentage of the Contract Value you withdraw (including any withdrawal charge) for each withdrawal you make.

S40502                              5                                         NY

Once you exercise the GPWB you may elect to stop receiving GPWB payments and instead receive:

     a) A lump-sum payment of any remaining Adjusted Contract Value (less any applicable withdrawal charge), or
     b)   Annuity Payments based on your remaining GMIB Value, or
     c) Annuity Payments based on your remaining Adjusted Contract Value under a fixed and/or variable Annuity Option.

You can elect to switch from GPWB payments to Annuity Payments based on your GMIB Value any time within 30 days after a Contract Anniversary and before we make a GPWB payment to you. You can elect to switch from GPWB payments to Annuity Payments based on your Adjusted Contract Value at any time.


S40502                              6                                         NY

      ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) ENDORSEMENT #2

This Endorsement forms a part of the Contract to which it is attached and is effective as of the date specified on the Contract Schedule. In the case of a conflict with any Contract provision, the provisions of this Endorsement will control. This Endorsement is irrevocable. You can only terminate this Endorsement as indicated below.

FIXED ACCOUNT (AMENDED-IF APPLICABLE)
If you select this Enhanced GPWB the Fixed Account is not available. If you select this Enhanced GPWB you must allocate your entire Contract Value to the Investment Options available under the Variable Account.

THE FOLLOWING DEFINITIONS HAVE BEEN ADDED TO THE DEFINITIONS SECTION OF THE CONTRACT.

BUSINESS DAY: Each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. We are open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

GPWB VALUE: The value used to determine the amount of the guaranteed withdrawal payments provided by the GPWB.

THE FOLLOWING HEREBY AMENDS AND SUPPLEMENTS THE ANNUITY PROVISIONS SECTION OF THE CONTRACT AND THE ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) ENDORSEMENT.

GPWB
This Enhanced GPWB provides a guaranteed income benefit that you can elect to receive during the Accumulation Phase. The annual GPWB payment is a partial withdrawal. Withdrawal charges will not apply to the GPWB payment. However, any applicable withdrawal charges will apply to any additional partial withdrawals you make in addition to the GPWB payment you receive each Contract Year.

You can only exercise this Enhanced GPWB within 30 days following a Contract Anniversary beginning with the 10th Contract Anniversary. You cannot exercise this Enhanced GPWB before the 10th Contract Anniversary. You cannot exercise this Enhanced GPWB if you have already elected another GPWB.

IF YOU EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB), YOUR GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) AND GUARANTEED MINIMUM DEATH BENEFIT (GMDB) WILL CANCEL.

In order to begin receiving GPWB payments you must submit a GPWB payment election form to our Service Center. GPWB payments will not begin until our Service Center receives this form. Once our Service Center receives the GPWB payment election form, we will automatically begin to make annual payments to you of your chosen GPWB Value percentage. You can elect to receive up to 6.67% of the GPWB Value. Once you choose the percentage of the GPWB Value you want to receive, you cannot change it.

Once you exercise your GPWB, we will make annual GPWB payments to you on the 30th day after your Contract Anniversary unless that day is not a Business Day. If the 30th day after your Contract Anniversary is not a Business Day, we will make payment to you on the next Business Day. We will continue to make GPWB payments to you until the GPWB Value is exhausted, or you elect to stop receiving GPWB payments and instead receive:

S40542                            1                                           NY

a) A lump-sum payment of any remaining Adjusted Contract Value less any applicable withdrawal charges (you can make this election any time); or
b) Annuity Payments based on your remaining GMIB Value (you can only make this election within 30 days after a Contract Anniversary and before we make the next GPWB payment), or
c) Annuity Payments based on your remaining Adjusted Contract Value (you can make this election any time).

Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts. We will deduct the GPWB payment from the Contract Value in each of the Investment Options proportionately.

AFTER THE DATE YOU EXERCISE THIS ENHANCED GPWB:

1.   WE WILL NOT ACCEPT ANY ADDITIONAL PURCHASE PAYMENTS;
2.   THE PARTIAL WITHDRAWAL PRIVILEGE WILL NO LONGER APPLY; AND
3. THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:
     a)   EACH GPWB PAYMENT WE MAKE, AND
     b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

GPWB VALUE
The GPWB Value before the date of death or the date you exercise this Enhanced GPWB is amended to include the Annual Increase Amount, which is calculated as follows.

If the Endorsement effective date is the same as the Contract Issue Date, then we initially set the Annual Increase Amount equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

If the Endorsement effective date is later than the Contract Issue Date, then we initially set the Annual Increase Amount equal to your Contract Value on the Endorsement effective date.

On each Business Day other than a Contract Anniversary, the Annual Increase Amount is equal to:
          a)   its value on the immediately preceding Business Day,
          b) plus any additional Purchase Payments (not including any bonus) received that day, and
          c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day.

On every Contract Anniversary prior to your 81st birthday, the Annual Increase Amount is equal to:
          a) its value on the immediately preceding Business Day increased by a multiple of 1.05,
          b) plus any additional Purchase Payments (not including any bonus) received that day, and
          c) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day.

Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate the Annual Increase Amount in the same way that we do on any Business Day other than a Contract Anniversary.

We limit the Annual Increase Amount to a maximum of:

          a)   2  times  your  total   Purchase   Payments  (not  including  any
               applicable bonus) received in the first 5 Contract Years;

S40542                            2                                           NY

          b) Reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made.

AFTER THE DATE YOU EXERCISE THIS ENHANCED GPWB, THE GPWB VALUE, GMIB VALUE AND GMDB VALUE STOP INCREASING BUT THEY WILL DECREASE WITH:

          a)   EACH GPWB PAYMENT WE MAKE, AND
          b) THEY WILL ALSO DECREASE PROPORTIONATELY BY THE PERCENTAGE OF ANY CONTRACT VALUE YOU WITHDRAW (INCLUDING ANY WITHDRAWAL CHARGES) IN ADDITION TO THE GPWB PAYMENT YOU RECEIVE EACH CONTRACT YEAR.

The term "withdrawal charge" is also used to mean Contingent Deferred Sales Charges, where applicable and "withdrawals" is also used to mean surrenders, where applicable.

If you own this Contract with another Joint Owner, we will use the Age of the older Contract Owner to determine the GPWB Value. If a non-individual owns the Contract, then "Contract Owner" or "you" shall mean the Annuitant and we will use the Annuitant's Age to determine the GPWB Value.

CONDITIONS FOR TERMINATION OF THIS ENHANCED GPWB
This Endorsement will only terminate upon the earliest of:

          a)   the termination of the Contract;
          b) the Income Date (which is the date you begin receiving Annuity Payments based on your GMIB Value or your Contract Value);
          c)   the GPWB Value is zero or less; or
          d) The death of the Contract Owner unless the spouse continues the Contract as the new owner.

If your remaining Contract Value is less than $2,000 at the time of the last GPWB payment we will pay you this amount (less any applicable Premium Tax and withdrawal charge) and your Contract will terminate. However, If your remaining Contract Value is at least $2,000 you can instead elect to:

          a)   continue your Contract, or
          b)   Receive  Annuity  Payments  based  on  your  remaining   Adjusted
               Contract Value.

 We will send you notice at least 30 days before the last GPWB payment date to ask for your instructions. If we do not receive any instructions by the date we make the last GPWB payment, we will continue your Contract if your remaining
 Contract Value is at least $2,000; otherwise we will pay you the remaining Adjusted Contract Value (less any applicable withdrawal charge) in a lump-sum.

ENHANCED GPWB CHARGE
The charge for this benefit is included in the mortality and expense risk charge shown in the Contract Schedule.

In all other respects the provisions, conditions, exceptions, and limitations contained in the Contract remain unchanged.

S40542                            3                                           NY

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

       /s/ Suzanne J. Pepin                   /s/ Charles Kavitsky
           Suzanne J. Pepin                       Charles Kavitsky
   Senior Vice President, Secretary    Chairman of the Board, CEO and President
      and Chief Legal Officer



S40542                            4                                           NY

 APPENDIX TO THE ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB)
                                 ENDORSEMENT #2

                      ENHANCED GPWB ENDORSEMENT #2 EXAMPLE

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $160,000. You take no other partial withdrawals.

3)   The Contract Value on the tenth Contract Anniversary is $140,000.

4) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.

GPWB VALUE AS OF THE TENTH CONTRACT ANNIVERSARY On the tenth Contract Anniversary, the GPWB value is equal to:

     The Annual Increase Amount:
          Initial Purchase Payment                                                      $100,000.00
          Increased by 5% on the first Contract Anniversary                             x      1.05
                                                                                        $105,000.00
          Increased by 5% on the second Contract Anniversary                            x      1.05
                                                                                        $110,250.00
          Increased by 5% on the third Contract Anniversary                             x      1.05
                                                                                        $115,762.50
          On the ninth Contract Anniversary the
             Annual Increase Amount is                                                  $155,132.80
          Reduced proportionately by the percentage of Contract value
             withdrawn:   ($20,000 / $160,000) = 0.125 x $155,132.80 =                -   19,391.60
                                                                                        $135,741.22
          Increased by 5% on the tenth Contract Anniversary                             X      1.05
                                                                                        $142,528.28
     Verifying that the Annual Increase Amount is within the maximum limit:
          2 times Purchase Payments received in the first five
          Contract Years:    2 x $100,000 =                                                $200,000
          Reduced proportionately by the percentage of Contract value
          withdrawn:   ($20,000 / $160,000) = 0.125 x $200,000 =                         -   25,000
                                                                                           $175,000

Therefore, the Enhanced GPWB Value on the tenth Contract Anniversary is equal to $142,528.28.

If you exercise the GPWB, you will receive guaranteed annual payments in the form of partial withdrawals of up to 6.67% of your GPWB Value. Each GPWB payment reduces the remaining Contract Value, GPWB Value, GMIB Value and GMDB Value. Any additional partial withdrawals you make in excess of your GPWB payment will also proportionately reduce these amounts by the percentage of the Contract Value you withdraw (including any withdrawal charge) for each withdrawal you make.

Once you exercise the GPWB you may elect to stop receiving GPWB payments and instead receive:


S40542                            5                                           NY

a) A lump-sum payment of any remaining Adjusted Contract Value (less any applicable withdrawal charge), or
b)   Annuity Payments based on your remaining GMIB Value, or
c) Annuity Payments based on your remaining Adjusted Contract Value under a fixed and/or variable Annuity Option.

You can elect to switch from GPWB payments to Annuity Payments based on your GMIB Value any time within 30 days after a Contract Anniversary and before we make a GPWB payment to you. You can elect to switch from GPWB payments to Annuity Payments based on your Adjusted Contract Value at any time.


S40542                            6                                           NY